Exhibit 3.1

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697		Roger Williams Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
BLUE TRANSACTION CORPORATION
Filing Number: 800774658

Certificate of Formation Certificate of Correction	February 15, 2007 February 20, 2007
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on June 01, 2007.

Roger Williams Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555 Prepared by: SDEHOYOZ	Fax: (512) 463-5709 TID: 10266	Dial: 7-1-1 for Relay Services Document: 172689580002

Form 201	Certificate of Formation For-profit Corporation	This space reserved for office use.
(Revised 1/06)

Return in duplicate to:
Secretary of State		FILED
P.O. Box 13697		In the Office of the
Austin, TX 787J1-3697		Secretary of State of Texas
512 463-5555		FEB 15 2007
FAX: 512/463-5709		Corporations Section
Filing Fee: $300

Article 1 — Entity Name and Type
The filing entity being formed is a for-profit corporation. The name of the entity is:
BLUE TRANSACTION CORPORATION
The name must contain the word “corporation”, “company,” “incorporated,” “limited” or an abbreviation of one of these terms

Article 2 — Registered Agent and Registered Office
(Select and complete either A or B and complete C)
☑	A. The initial registered agent is an organization (cannot be entity named above) by the name of:
C T Corporation System
OR
☐	B. The initial registered agent is an individual resident of the state whose name is set forth below:

First Name	M.I.	Last Name	Suffix
C.	The business address of the registered agent and the registered office address is:

350 N. St Paul Street	Dallas	TX	75201
Street Address	City	State	Zip Code

Article 3 — Director
(A minimum of 1 director is required)
The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Director I
Peter	W	Paulsen
First Name	M.I.	Last Name		Suffix
BBUA USA, Inc. 1001 Woodloch Forest Dr., Suite 610	The Woodlands	Texas	77380	USA
Street or Mailing Address	City	State	Zip Code	Country

RECEIVED
FEB 15 2007
Secretary of State

4

Director 2

First Name	M.I.	Last Name			Suffix

Street or Mailing Address	City		State	Zip Code	Country

Director 3

First Name	M.I.	Last Name			Suffix

Street or Mailing Address	City		State	Zip Code	Country

Article 4 — Authorized Shares
(Provide the number of shares in the space below, then select option A or option B, do not select both)
The total number of shares the corporation is authorized to issue is: $1,000
☑	A. The par value of each of the authorized shares is: $1

OR

☐	B. The shares shall have no par value.
If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, the par value (or statement of no par value), and the preferences, limitations, and relative rights of each class in the space provided for supplemental information on this form.

Article 5 — Purpose
The purpose for which the corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

Supplemental Provisions / Information
Text Area [The attached addendum , if any, is incorporated herein by reference]

ANY LAWFUL BUSINESS

5

Organizer
The name and address of the organizer.

Alexander Gillette
Name

CGSHLLP, One Liberty Plaza	New York	New York	10006

Street or Mailing Address	City	State	Zip Code

Effectiveness of Filing (Select either A,B, or C.)
A. ☑ This document becomes effective when the document is filed by the secretary of state.
B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:
C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:
The following event or fact will cause the document to take effect in the manner described below:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
Date: February 15, 2007

Signature of organizer

6

Form 403 (Revised 01/06)	Certificate of Correction	This space reserved for office use.
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filling Fee: $15		FILED In the Office of the Secretary of State of Texas FEB 20 2007 Corporations Section

Entity Information
The name of the filing entity is:
BLUE TRANSACTION CORPORATION
State the name of the entity as currently shown in the records of the secretary of state. If the certificate of correction corrects the name of the entity, state the present name and not the name as it will be corrected.
The file number issued to the filing entity by the secretary of state is: 800774658

Filing Instrument to be Corrected

The filing instrument to be corrected is: Certificate of Formation

The date the filing instrument was filed with the secretary of state:	02/15/2007
mm/dd/yyyy

Identification of Errors and Corrections
(Indicate the errors that have been made by checking the appropriate box or boxes; then provide the corrected text.)
☐ The entity name is inaccurate or erroneously stated. The corrected entity name is:

☐ The registered agent name is inaccurate or erroneously stated. The corrected registered agent name is:
Corrected Registered Agent
(Complete either A or B, but not both.)
A. The registered agent is an organization (cannot be entity named above) by the name of:

OR.
B. The registered agent is an individual resident of the state whose name is:

First	Middle	Last Name	Suffix

RECEIVED
FEB 20 2007
Secretary of State

☐ The registered office address is inaccurate or erroneously stated. The corrected registered office address is:
Corrected Registered Office Address

TX

Street Address (No P O. Box)	City	State	Zip Code
☐ The purpose of the entity is inaccurate or erroneously stated. The purpose is corrected to read as follows:

☐ The period of duration of the entity is inaccurate or erroneously stated.
The period of duration is corrected to read as follows:

Identification of Other Errors and Corrections (indicate the other errors and corrections that have been made by checking and completing the appropriate box or boxes.)
☐ Other errors and corrections. The following inaccuracies and errors in the filing instrument are corrected as follows:

☐ Add      Each of the following provisions was omitted and should be added to the filing instrument. The identification or reference of each added provision and the full text of the provision is set forth below.

☑ Alter      The following identified provisions of the filing instrument contain inaccuracies or errors to be corrected. The full text of each corrected provision is set forth below:
The Director I information should be corrected as follows:
Peter Paulsen
BBVA USA
Waterway Plaza Two, Suite 610
1000J Woodloch Forest Drive
The Woodlands, Texas 77380

☐ Delete      Each of the provisions identified below was included in error and should be deleted.

☐ Defective Execution      The filing instrument was defectively or erroneously signed, sealed, acknowledged or verified. Attached is a correctly signed, sealed, acknowledged or verified instrument.

Statement Regarding Correction
The filing instrument identified in this certificate was an inaccurate record of the event or transaction evidenced in the instrument, contained an inaccurate or erroneous statement, or was defectively or erroneously signed, sealed, acknowledged or verified. This certificate of correction is submitted for the purpose of correcting the filing instrument.

Effectiveness of Filing
After the secretary of state files the certificate of correction, the filing instrument is considered to have been corrected on the date the filing instrument was originally filed except as to persons adversely affected. As to persons adversely affected by the correction, the filing instrument is considered to have been corrected on the date the certificate of correction is filed by the secretary of state.

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
Date: February 16, 2007

Alexander Gillette
Signature and title of authorized person (see instructions)

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697	Phil Wilson Secretary of State
Office of the Secretary of State
CERTIFICATE OF FILING
OF
BLUE TRANSACTION CORPORATION
800774658
The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Amendment for the above named entity has been received in this office and has been found to conform to the applicable provisions of law.
ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing effective on the date shown below.
Dated: 09/04/2007
Effective: 09/04/2007

Phil Wilson Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: Lisa Jones	TID: 10303	Document: 184564360002

FILED In the Office of the Secretary of State of Texas SEP 04 2007 Corporations Section
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF FORMATION
OF
BLUE TRANSACTION CORPORATION
     Pursuant to the provisions of Section 3.053 of the Texas Business Organizations Code, the undersigned entity adopts the following Certificate of Amendment to its Certificate of Formation:
1.	Entity Information:

The name of the entity is Blue Transaction Corporation.

The entity is a for-profit corporation.

The filing number issued to the entity by the Secretary of State is 800774658.

The date of formation of the entity is February 15, 2007.

2.	Amended Article
The amendment changes Article 4 of the Certificate of Formation by increasing the number of the entity’s authorized shares. Article 4 is amended to read in its entirety as follows:
“Article 4 — Authorized Shares
     The total number of shares the corporation is authorized to issue is 300,000,000.
A.	The par value of each of the authorized shares is $0.01.”
3. Statement of Approval
The foregoing amendment to the Certificate of Formation has been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.
4. Effectiveness of Filing
This document will become effective upon filing.
[SIGNATURE PAGE FOLLOWS]

     The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
     Dated as of September 4, 2007

BLUE TRANSACTION CORPORATION
By:
Peter W. Paulsen, President

2

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Phil Wilson Secretary of State
Office of the Secretary of State
CERTIFICATE OF FILING
OF
Compass Bancshares, Inc.
800774658
[formerly: BLUE TRANSACTION CORPORATION]
The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Amendment for the above named entity has been received in this office and has been found to conform to the applicable provisions of law.
ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing effective on the date shown below.
Dated: 09/10/2007
Effective: 09/10/2007

Phil Wilson Secretary of State
Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: Lisa Sartin	TID: 10303	Document: 185237570002

FILED In the Office of the Secretary of State of Texas SEP 10 2007
Corporations Section
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF FORMATION
OF
BLUE TRANSACTION CORPORATION
     Pursuant to the provisions of Section 3.053 of the Texas Business Organizations Code, the undersigned entity adopts the following Certificate of Amendment to its Certificate of Formation:
1. Entity Information:
     The name of the entity is Blue Transaction Corporation.
     The entity is a for-profit corporation.
     The filing number issued to the entity by the Secretary of State is 800774658.
     The date of formation of the entity is February 15, 2007.
2. Amended Article
The amendment changes Article 1 of the Certificate of Formation by changing the entity’s name from Blue Transaction Corporation to BBVA USA Bancshares, Inc. Article 1 is amended to read in its entirety as follows:
“ARTICLE 1.
     “The filing entity being formed is a for-profit corporation. The name of the entity is: Compass Bancshares, Inc.”
3. Statement of Approval
The foregoing amendment to the Certificate of Formation has been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.
4. Effectiveness of Filing
This document will become effective upon filing.
[SIGNATURE PAGE FOLLOWS]

     The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
     Dated as of September 7, 2007

BLUE TRANSACTION CORPORATION
By:
	Name:	PETER PAULSEN
	Title:	PRESIDENT

2

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Phil Wilson Secretary of State
Office of the Secretary of State
CERTIFICATE OF FILING
OF
Compass Bancshares, Inc.
800774658
The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Correction relating to an instrument that has been filed by the Secretary for the above named entity has been received in this office and has been found to conform to the applicable provisions of law.
ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing.
Dated: 09/11/2007
Effective: 09/11/2007

Phil Wilson Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555 Prepared by: Jean Marchione	Fax: (512) 463-5709 TID: 10304	Dial: 7-1-1 for Relay Services Document: 185451470002

FILED In the Office of the Secretary of State of Texas SEP 11 2007 Corporations Section
CERTIFICATE OF CORRECTION
1.	Entity Information:

The name of the filing entity is: Compass Bancshares, Inc.

The filing number issued to the entity by the Secretary of State is: 800774658.

2.	Filing Instrument to be Corrected:

The filing instrument to be corrected is: Certificate of Amendment.

The date the instrument was filed with the Secretary of State was: 09/10/2007.

3.	Identification of Errors and Corrections:

The following identified provision of the filing instrument contained an inaccuracy in the first sentence, which is to be corrected. The full text of the corrected provision is set forth below:

“2. Amended Article

The amendment changes Article 1 of the Certificate of Formation by changing the entity’s name from Blue Transaction Corporation to Compass Bancshares, Inc. Article 1 is amended to read in its entirety as follows:
‘ARTICLE 1.
The filing entity being formed is a for-profit corporation. The name of the entity is: Compass Bancshares, Inc.”’
4.	Statement Regarding Correction:

The filing instrument identified in this certificate contained an inaccurate or erroneous statement. This Certificate of Correction is submitted for the purpose of correcting the filing instrument.

5.	Effectiveness of Filing:

After the Secretary of State files the Certificate of Correction, the filing instrument is considered to have been corrected on the date the filing instrument was originally filed execpt as to persons adversely affected. As to persons adversely affected by the correction, the filing instrument is considered to have been corrected on the date the Certificate of Correction is filed with the Secretary of State.
[SIGNATURE PAGE FOLLOWS]

6.	Execution.

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Dated: September 11, 2007

COMPASS BANCSHARES, INC.
By:
Jerry W. Powell, Secretary

2